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                                                             EXHIBIT 10.41


                         AMENDMENT TO PURCHASE AGREEMENT

     This Amendment to Purchase Agreement is entered into as of the 18th day of March, 1996 by and between SA Telecommunications, Inc., a Delaware corporation ("Seller") and Killeba Holdings, Ltd. ("Purchaser").

                                   BACKGROUND

     A. Seller and Purchaser entered into that certain Purchase Agreement dated March 7, 1996 (the "Purchase Agreement") pursuant to which Purchaser purchased certain 9% convertible subordinated debentures from Seller.

     B. Seller and Purchaser wish to amend certain terms of the Purchase Agreement.

     NOW, THEREFORE, in consideration of the foregoing preambles and other valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. Exhibit "A" to the Purchase Agreement is hereby amended and restated in its entirety so that the Exhibit "A" attached to this amendment shall, from the date hereof, constitute Exhibit "A" under the Purchase Agreement.

     2. Clause (ii) of Item 5 of Schedule 1 to the Purchase Agreement, i.e. "$2.125 per Share", is hereby replaced with "$1.75 per Share".

     3. Exhibit "B" to the Purchase Agreement is hereby amended and restated in its entirety so that the Exhibit "B" attached to this amendment shall, from the date hereof, constitute Exhibit "B" under the Purchase Agreement.

     4. All other terms and provisions of the Purchase Agreement not inconsistent with the amendments set forth herein shall remain in full force and effect.

     5. This Amendment to the Purchase Agreement may be executed in counterparts, and each such counterpart shall be deemed an original and together shall constitute one document.

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     IN WITNESS WHEREOF, the parties hereto execute this Amendment to
Purchase Agreement as of the day and year first set forth above.

                              SA TELECOMMUNICATIONS, INC.

                              By:_________________________
                                 JACK W. MATZ, JR., Chairman
                                  and Chief Executive Officer


                              KILLEBA HOLDINGS, LTD.

                              By:___________________________


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